Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: bgargus@amcc.com	E-Mail: tporat@amcc.com

Thursday, January 28, 2010

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

THIRD QUARTER FISCAL 2010 FINANCIAL RESULTS

SUNNYVALE, Calif., —January 28, 2010—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the third quarter of fiscal 2010 ended December 31, 2009.

•	Q3 2010 net revenues from continuing operations were $53.7 million up 9% sequentially and up 13% year over year.

•	Q3 2010 GAAP net loss from continuing operations was $2.7 million or $(0.04) per share. Q3 2010 net loss from discontinued operations, net of taxes, was $0.9 million or $(0.01) per share.

•	Q3 2010 non-GAAP net income (from continuing operations) was $2.6 million or $0.04 per share.

•	Total cash, cash equivalents and short-term investments were approximately $202 million as of December 31, 2009.

Net revenues from continuing operations for the third quarter of fiscal 2010 were $53.7 million compared to $49.2 million in the second quarter of fiscal 2010, representing a sequential increase of 9% and an increase of 13% over the $47.7 million in net revenues reported in the third quarter of fiscal 2009. Revenues for the first nine months were $148.0 million compared to $173.2 million for the comparable period last year, a 15% decrease.

The net loss on a generally accepted accounting principles (GAAP) basis for the third quarter of fiscal 2010 was $3.6 million or $(0.05) per share. The third quarter GAAP net loss compares with a net loss of $6.7 million or $(0.10) per share for the second quarter of fiscal 2010 and a net loss of $274.5 million or $(4.20) per share for the third quarter of fiscal 2009. Year to date, GAAP net loss was $7.4 million or $(0.11) per share compared to $281.9 million or $(4.33) per share for the first nine months of fiscal 2009.

Non-GAAP income from continuing operations for the third quarter of fiscal 2010 was $2.6 million or $0.04 per share, compared to non-GAAP income from continuing operations of $1.3 million or $0.02 per share in the second quarter of fiscal 2010 and non-GAAP net income from continuing operations of $3.3 million or $0.05 per share for the third quarter of fiscal 2009. Year to date, non-GAAP net income from continuing operations was $4.8 million or $0.07 per share compared to $20.0 million or $0.31 per share for the first nine months of fiscal 2009.

“We executed as promised and are excited about the significant progress we are making to establish and improve our position as a leader in the markets that are key to our future strategy,” said Paramesh Gopi, president and chief executive officer.

Bob Gargus, chief financial officer commented, “The fundamentals of the business remain strong and we achieved our top and bottom line goals while continuing to improve our asset management. We will continue to work on reducing our operating expenses but are particularly pleased by improving gross margins.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other-than-temporary impairment on investments, impairment of strategic investment, non-cash tax adjustments and expenses related to stock option investigation and other litigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, January 28, 2010, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the third quarter of fiscal 2010 and to provide guidance for the fourth quarter of fiscal 2010. You may access the conference call via any of the following:

Teleconference:	866-831-6234
Conference ID:	55816426
Web Broadcast:	http://www.appliedmicro.com
Replay:	888-286-8010 (access code: 93541367, available through February 4, 2010)

AppliedMicro Overview

AppliedMicro is a global leader in energy conscious computing solutions for telco, enterprise, data center, consumer and SMB applications. With a 30-year heritage as an innovator in high-speed connectivity and high performance embedded processing, AMCC, now AppliedMicro, employs patented Power Architecture SoCs to provide energy efficient products that can deliver up to a 40 percent reduction in power consumption without sacrificing performance. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.appliedmicro.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2009	March 31, 2009
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$202,014	$184,009
Accounts receivable, net	17,785	17,537
Inventories	17,167	26,598
Other current assets	9,948	8,871
Assets of discontinued operations	—	8,558

Total current assets	246,914	245,573
Property and equipment, net	25,786	25,749
Purchased intangibles, net	20,479	32,965
Other assets	20,005	20,323

Total assets	$313,184	$324,610

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,344	$16,715
Other current liabilities	15,220	23,925

Total current liabilities	33,564	40,640
Stockholders’ equity	279,620	283,970

Total liabilities and stockholders’ equity	$313,184	$324,610

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net revenues	$53,704	$49,232	$47,726	$147,988	$173,215
Cost of revenues	24,173	23,796	22,226	70,144	79,228

Gross profit	29,531	25,436	25,500	77,844	93,987
Operating expenses:
Research and development	23,599	20,828	18,625	63,841	60,485
Selling, general and administrative	11,454	11,991	11,315	33,964	38,946
Amortization of purchased intangibles	1,005	1,005	1,005	3,015	3,015
Goodwill impairment charges	—	—	222,972	—	222,972
Restructuring charges (reversals), net	—	(125)	1,024	(279)	906
Litigation settlement	—	—	—	—	130
Option investigation related expenses, net	—	—	(79)	—	84

Total operating expenses	36,058	33,699	254,862	100,541	326,538

Operating loss	(6,527)	(8,263)	(229,362)	(22,697)	(232,551)
Interest and other (expense) income and other-than-temporary impairment, net	1,619	(3,425)	(7,397)	(217)	(9,274)

Loss from continuing operations before income taxes	(4,908)	(11,688)	(236,759)	(22,914)	(241,825)
Income tax expense (benefit)	(2,248)	(3,617)	(4,396)	(9,384)	(3,491)

Loss from continuing operations	(2,660)	(8,071)	(232,363)	(13,530)	(238,334)
Income (loss) from discontinued operations net of income taxes (1)	(934)	1,347	(42,097)	6,110	(43,613)

Net income (loss)	$(3,594)	$(6,724)	$(274,460)	$(7,420)	$(281,947)

Basic income (loss) per share:
Loss per share from continuing operations	$(0.04)	$(0.12)	$(3.55)	$(0.20)	$(3.66)
Income (loss) per share from discontinued operations	(0.01)	0.02	(0.65)	0.09	(0.67)

Net income (loss) per share	$(0.05)	$(0.10)	$(4.20)	$(0.11)	$(4.33)

Shares used in calculating basic income (loss) per share	66,139	66,469	65,366	66,226	65,127

Diluted income (loss) per share:
Loss per share from continuing operations	$(0.04)	$(0.12)	$(3.55)	$(0.20)	$(3.66)
Income (loss) per share from discontinued operations	(0.01)	0.02	(0.65)	0.09	(0.67)

Net income (loss) per share	$(0.05)	$(0.10)	$(4.20)	$(0.11)	$(4.33)

Shares used in calculating diluted income (loss) per share	66,139	66,469	65,366	66,226	65,127

(1)	The following table provides information on the components of the loss from discontinued operations for the periods presented:

Components of discontinued operations

	Three Months Ended			Nine Months Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net revenues	$1,009	$703	$9,839	$2,228	$35,341
Cost of revenues	1,003	51	5,537	1,787	20,366

Gross profit (loss)	6	652	4,302	441	14,975
Operating expenses:
Research and development	10	83	2,630	687	8,712
Selling, general and administrative	24	238	2,103	807	7,419
Amortization of purchased intangibles	—	—	315	—	945
Goodwill impairment charges	—	—	41,158	—	41,158
Restructuring charges, net	—	—	126	—	126

Total operating expenses	34	321	46,332	1,494	58,360

Operating income (loss)	(28)	331	(42,030)	(1,053)	(43,385)
Gain on sale of Storage Business	—	712	—	11,366	—

Income (loss) from discontinued operations before income taxes	(28)	1,043	(42,030)	10,313	(43,385)
Income tax expense (benefit)	906	(304)	67	4,203	228

Net income (loss) from discontinued operations, net of income taxes	$(934)	$1,347	$(42,097)	$6,110	$(43,613)

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
GAAP net loss from continuing operations	$(2,660)	$(8,071)	$(232,363)	$(13,530)	$(238,334)
Adjustments:
Stock-based compensation charges	3,737	3,767	1,547	10,119	7,109
Amortization of purchased intangibles	3,630	4,269	4,588	12,487	14,312
Goodwill impairment charges	—	—	222,972	—	222,972
Restructuring charges (reversals), net	—	(125)	1,024	(279)	906
Impairment of strategic investment	—	2,000	—	2,000	—
Other-than-temporary investment impairment	261	3,133	10,104	3,569	16,941
Litigation settlement	—	—	—	—	130
Option investigation related expenses, net	—	—	(79)	—	84
Income tax adjustments	(2,330)	(3,658)	(4,498)	(9,534)	(4,110)

Total GAAP to Non-GAAP adjustments	5,298	9,386	235,658	18,362	258,344

Non-GAAP income (loss) from continuing operations	$2,638	$1,315	$3,295	$4,832	$20,010

Diluted income (loss) per share from continuing operations	$0.04	$0.02	$0.05	$0.07	$0.31

Shares used in calculating diluted income (loss) per share	68,095	68,409	65,531	67,746	65,335

Income (loss) per share from continuing operations:
GAAP income (loss) per share	$(0.04)	$(0.12)	$(3.55)	$(0.20)	$(3.66)
GAAP to non-GAAP adjustments	0.08	0.14	3.60	0.27	3.97

Non-GAAP income (loss) per share from continuing operations	$0.04	$0.02	$0.05	$0.07	$0.31

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	66,139	66,469	65,366	66,226	65,127
Adjustment for dilutive securities	1,956	1,940	165	1,520	208

Non-GAAP shares used in the EPS calculation	68,095	68,409	65,531	67,746	65,335

Discontinued operations

	Three Months Ended			Nine Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
GAAP income (loss) from discontinued operations	$(934)	$1,347	$(42,097)	$6,110	$(43,613)
Adjustments:
Stock-based compensation charges	—	—	358	—	1,001
Amortization of purchased intangibles	—	—	1,040	—	3,120
Goodwill impairment charges	—	—	41,158	—	41,158
Restructuring charges, net	—	—	126	—	126
Gain on sale of Storage Business	—	(712)	—	(11,366)	—
Income tax adjustments	907	(314)	48	4,235	168

Total GAAP to non-GAAP adjustments	907	(1,026)	42,730	(7,131)	45,573

Non-GAAP income (loss) from discontinued operations	$(27)	$321	$633	$(1,021)	$1,960

Income (loss) per share from discontinued operations:
GAAP income (loss) per share	$(0.01)	$0.02	$(0.65)	$0.09	$(0.67)
GAAP to non-GAAP adjustments	0.01	(0.02)	0.66	(0.11)	0.70

Non-GAAP income (loss) per share from discontinued operations	$—	$—	$0.01	$(0.02)	$0.03

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Nine Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
GROSS PROFIT:
GAAP gross profit	$29,531	$25,436	$25,500	$77,844	$93,987
Gross profit (loss) from discontinued operations	6	652	4,302	441	14,975
Amortization of purchased intangibles	2,625	3,264	4,308	9,472	13,472
Stock-based compensation expense	164	143	91	418	487

Non-GAAP gross profit	$32,326	$29,495	$34,201	$88,175	$122,921

OPERATING EXPENSES:
GAAP operating expenses	$36,058	$33,699	$254,862	$100,541	$326,538
Operating expenses from discontinued operations	34	321	46,332	1,494	58,360
Stock-based compensation expense	(3,573)	(3,624)	(1,814)	(9,701)	(7,623)
Amortization of purchased intangibles	(1,005)	(1,005)	(1,320)	(3,015)	(3,960)
Goodwill impairment charges	—	—	(264,130)	—	(264,130)
Restructuring charges (reversals), net	—	125	(1,150)	279	(1,032)
Litigation settlement	—	—	—	—	(130)
Option investigation related expenses, net	—	—	79	—	(84)

Non-GAAP operating expenses	$31,514	$29,516	$32,859	$89,598	$107,939

INTEREST AND OTHER INCOME, NET
GAAP interest and other (expense) income, net	$1,619	$(3,425)	$(7,397)	$(217)	$(9,274)
Impairment of strategic investment	—	2,000	—	2,000	—
Other-than-temporary investment impairment	261	3,133	10,104	3,569	16,941

Non-GAAP interest and other income, net	$1,880	$1,708	$2,707	$5,352	$7,667

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(2,248)	$(3,617)	$(4,396)	$(9,384)	$(3,491)
Income tax expense (benefit) from discontinued operations	906	(304)	67	4,203	228
Income tax adjustments	1,423	3,972	4,450	5,299	3,942

Non-GAAP income tax expense (benefit)	$81	$51	$121	$118	$679

RESEARCH AND DEVELOPMENT
GAAP research and development	$23,599	$20,828	$18,625	$63,841	$60,485
Research and development from discontinued operations	10	83	2,630	687	8,712
Stock-based compensation expense	(1,692)	(1,594)	(1,244)	(4,558)	(3,679)

Non-GAAP research and development	$21,917	$19,317	$20,011	$59,970	$65,518

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$11,454	$11,991	$11,315	$33,964	$38,946
Selling, general and administrative from discontinued operations	24	238	2,103	807	7,419
Stock-based compensation expense	(1,881)	(2,030)	(570)	(5,143)	(3,944)

Non-GAAP selling, general and administrative	$9,597	$10,199	$12,848	$29,628	$42,421

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended December 31,
	2009	2008
Operating activities:
Net income (loss)	$(7,420)	$(281,947)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	4,881	5,148
Amortization of purchased intangibles	12,486	17,432
Stock-based compensation expense:
Stock options	3,224	4,135
Restricted stock units	6,895	3,975
Other-than-temporary impairment of marketable securities	4,047	16,941
Impairment of strategic investment	2,000	—
Goodwill impairment charges	—	264,130
Non-cash restructuring charges	—	57
Tax benefit from other comprehensive income	(5,077)
Net loss on disposals of property	66	15
Net gain on sale of storage business unit	(11,366)	—
Changes in operating assets and liabilities:
Accounts receivable	(248)	7,891
Inventories	8,974	(803)
Other assets	(1,797)	(9,210)
Accounts payable	515	(7,549)
Accrued payroll and other accrued liabilities	(7,513)	(2,705)
Deferred tax liability	—	(3,958)
Deferred revenue	(1,216)	109

Net cash provided by (used for) operating activities	8,451	13,661

Investing activities:
Proceeds from sales and maturities of short-term investments	176,182	897,153
Purchases of short-term investments	(159,357)	(855,263)
Purchase of property, equipment and other assets	(4,976)	(6,812)
Purchases of strategic investment	(1,000)	—
Proceeds from sale of storage business unit	21,527	—

Net cash provided by (used for) investing activities	32,376	35,078

Financing activities:
Proceeds from issuance of common stock	1,972	1,570
Repurchase on Company stock	(8,076)	—
Funding of structured stock repurchase agreements	(31,797)	—
Funds received from structured stock repurchase agreements	22,484	—
Other	(776)	(331)

Net cash provided by (used for) financing activities	(16,193)	1,239

Net increase (decrease) in cash and cash equivalents	24,634	49,978
Cash and cash equivalents at the beginning of the period	99,337	42,689

Cash and cash equivalents at the end of the period	123,971	92,667